UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2023

Sow Good Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 N Union Bower Rd
Irving, TX 75061
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 623-6055

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOWG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 26, 2023, Sow Good Inc., a Nevada corporation (the “Company”) entered into a lease agreement (the “Lease Agreement”) with Prologis, Inc., a Maryland corporation (the “Landlord”). Pursuant to the terms of the Lease Agreement, the Company will lease approximately 51,264 rentable square feet at Stemmons 10, 308 Mockingbird Lane, Dallas, Texas 75247 (the “Premises”) for a term of approximately five years and two months (the “Initial Term”), which the Company intends to use as production space. The Initial Term of the Lease Agreement will commence on November 1, 2023 (the “Lease Commencement Date”). The Lease Agreement provides for base rent payments starting at approximately $42,500 per month (taking into consideration an initial phase-in of the base rent obligation) in the first year of the Initial Term, and increase each year, up to approximately $51,700 per month during the last year of the Initial Term. The Company is also responsible for operating expenses of the Premises. The Company is required to provide a letter of credit to the Landlord in the amount of $300,000 in connection with the Lease Agreement. The Lease Agreement may be extended for a period of five years, at the option of the Company, at a rate to be based on a fair market rent rate determined at the time of the extension.

The foregoing summary of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the Lease Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description

10.1*	Lease Agreement by and between Prologis, Inc. and the Company, dated October 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain exhibits and schedules have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ Claudia Goldfarb
	Name:	Claudia Goldfarb
	Title:	Chief Executive Officer

Dated: October 31, 2023